UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2015
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 12, 2015, Francis S. Blake, Chairman of The Home Depot, Inc. (the “Company”), informed the Board of Directors of the Company (the “Board”) that he will retire from the Company and the Board effective as of the end of the Company’s 2014 fiscal year on February 1, 2015. On January 15, 2015, the Board elected Chief Executive Officer and President Craig A. Menear as Chairman, effective February 2, 2015.

A copy of the press release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: January 15, 2015

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.

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